Exhibit 99.1

CITITRENDS PRE-ANNOUNCES STRONG PRELIMINARY Q2 SALES IN ADVANCE OF CONFERENCE PARTICIPATION AND SETS DATE FOR SECOND QUARTER 2026 EARNINGS RELEASE AND CONFERENCE CALL

Q2 2026 preliminary total sales increased 10.9% to $211.6 million

Q2 2026 preliminary comparable store sales increase of 10.5%, 19.7% on a two-year basis

Year-to-date 2026 preliminary total sales increased 12.7% to $442.5 million with comparable store sales increase of 12.2%, 21.8% on a two-year basis

SAVANNAH, GA (August 10, 2026) — Citi Trends, Inc. (NASDAQ: CTRN), a leading off-price value retailer of apparel, accessories and home trends primarily for Black families in the United States, today announced that the Company will be participating in the virtual 2026 Small Cap Conference hosted by D. A. Davidson on Monday August 10, 2026. The Company will be represented at the conference by Ken Seipel, Chief Executive Officer, and Heather Plutino, Chief Financial Officer.

The Company is pre-announcing preliminary unaudited Q2 2026 sales of $211.6 million and comparable store sales growth of 10.5%, or 19.7% on a two-year basis. For the year-to-date period through Q2 2026, preliminary unaudited sales are $442.5 million with comparable store sales growth of 12.2%, or 21.8% on a two-year basis.

Ken Seipel, Chief Executive Officer, said: “Our second quarter preliminary unaudited sales results, including 10.5% comparable store sales growth, demonstrate that our strategic transformation is working. Customers are responding to our enhanced merchandise assortments and improved value proposition, while our teams remain focused on disciplined execution, converting sales into profit, and accelerating growth. This approach is driving continuation of our two-year comparable store sales trend of approximately 20% into the early back-to-school season.

During the quarter we delivered sales increases to last year in every merchandise category due to an elevated focus on improved value equation on wear-now product for the summer season, which in turn drove consistent transaction and basket growth in each month. Importantly, this marks our eighth consecutive quarter of comparable store sales growth, demonstrating the consistency and durability of our strategy. Our unwavering commitment to the Black consumer remains at the center of everything we do, and we are building long-term shareholder value while staying true to our purpose of serving the neighborhoods that depend on us. We look forward to sharing additional details on our earnings call on August 25, 2026.”

Investor Conference Call and Webcast

CITITRENDS today announced plans to release its earnings for the second quarter 2026 before the market opens on Tuesday, August 25, 2026. CITITRENDS will host a conference call on the same day at 9:00 a.m. ET.

A live broadcast of CITITRENDS’ conference call will be available online at the Company's Investor Relations website, www.ir.cititrends.com on August 25, 2026, beginning at 9:00 a.m. ET. The online replay will follow shortly after the call and will be available for one year. The live conference call can also be accessed by dialing 1-877-407-0779.

During the conference call, the Company may discuss and answer questions concerning business and financial developments and trends that have occurred after quarter-end. The Company’s responses to questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been disclosed previously.

About CITITRENDS

Citi Trends, Inc. is a leading off-price value retailer of apparel, accessories and home trends primarily for Black families in the United States. The CITITRENDS brand promise is clear: styles that see you, prices that amaze you and trends that tell your story. The Company operates 594 stores located in 33 states. For more information, visit cititrends.com or your local store.

Preliminary Results

The preliminary unaudited selected financial results for the second quarter and six months ended August 1, 2026 are an estimate, based on information available to management as of the date of this release, are subject to further changes upon completion of the Company’s standard closing procedures, and do not present all information necessary for an understanding of the Company’s results of operations for the second quarter and six months ended August 1, 2026, or financial condition as of August 1, 2026. Management may identify items that require changes to the preliminary unaudited selected financial results set forth above, and any such changes may be material.

Forward-Looking Statements

All statements other than historical facts contained in this news release, including statements regarding the Company’s preliminary unaudited selected financial results for the second quarter and six months ended August 1, 2026, future financial results and position, business policy and plans, objectives and expectations of management for future operations and capital allocation expectations, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 that are subject to material risks and uncertainties. The words “believe,” “may,” “could,” “plans,” “estimate,” “expects,” “continue,” “anticipate,” “intend,” “expect,” “upcoming,” “trend,” “guidance,” “outlook” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements, although not all forward-looking statements contain such language. Investors are cautioned that any such forward-looking statements are subject to the finalization of the Company’s quarter-end financial and accounting procedures, are not guarantees of future performance or results, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results or developments may differ materially from those included in the forward-looking statements as a result of various factors which are discussed in our Annual Reports and Quarterly Reports on Forms 10-K and 10-Q, respectively, and any amendments thereto, filed with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to general economic conditions, including inflation, energy and fuel costs, unemployment levels, and any deterioration whether caused by acts of war, terrorism, political or social unrest (including any resulting store closures, damage or loss of inventory) or other factors; changes in market interest rates and market levels of wages; the imposition of new taxes on imports, new tariffs and changes in existing tariff rates; the imposition of new trade restrictions and changes in existing trade restrictions or trade relationships; impacts of natural disasters such as hurricanes; uncertainty and economic impact of pandemics, epidemics or other public health emergencies; transportation and distribution delays or interruptions; changes in freight rates; the Company’s ability to attract and retain workers; the Company’s ability to negotiate effectively the cost and purchase of merchandise inventory risks due to shifts in market demand and to manage inventory shrinkage; the Company’s ability to gauge fashion trends and changing consumer preferences; consumer confidence and changes in consumer spending patterns; competition within the industry; competition in the Company’s markets; the duration and extent of any economic stimulus programs; changes in product mix; interruptions in suppliers’ businesses; risks related to cybersecurity, data privacy and intellectual property; temporary changes in demand due to weather patterns; seasonality of the Company’s business; the results of pending or threatened litigation; delays and costs associated with building, remodeling, assuming leases, opening and operating new stores; delays and costs associated with building, and opening or expanding new or existing distribution centers; changes in regulator’s requirements or stakeholder’s expectations on environmental, social and sustainability related topics; challenges in effectively managing the use of artificial intelligence; and strategic transactions that could negative impact our liquidity, increase our expenses, or present significant distractions to management. Any forward-looking statements by the Company, with respect to guidance, the repurchase of shares pursuant to a share repurchase program, or otherwise, are intended to speak only as of the date such statements are made. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company does not undertake to publicly update any forward-looking statements in this news release or with respect to matters described herein, whether as a result of any new information, future events or otherwise.

Contact:

Tom Filandro
ICR, Inc. CitiTrendsIR@icrinc.com